Supplement dated February 15, 2008 to Prospectuses dated April 30, 2007

For

ENSEMBLE II, ENSEMBLE III, ENSEMBLE EXEC, ENSEMBLE EXEC 2006, ENSEMBLE
ACCUMULATOR AND ENSEMBLE PROTECTOR VARIABLE LIFE INSURANCE

ISSUED BY:   LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

AND

ENSEMBLE SL SURVIVORSHIP

VARIABLE LIFE INSURANCE

ISSUED BY: LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-C

OF

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

AND

ENSEMBLE II VARIABLE LIFE INSURANCE

ISSUED BY: LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT
JA-B

OF

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

This supplement updates and amends certain information contained in the prospectuses relative to the implementation of the Systematic Disbursements Program (Program) and the disclosure relative to the Overloan Protection Endorsement.  To the extent the information in this supplement is inconsistent with information contained in the prospectuses, it supersedes it. Please retain it with your prospectus(es) for future reference. You may obtain additional copies of the prospectuses free of charge, by writing to or calling the company which issued your policy at the address or telephone number set forth below.

Systematic Disbursements Program – The Program provides for an automatic periodic partial withdrawal of Surrender Values, automated loan withdrawals or a combination of partial withdrawals and loans from your policy.  You may elect to participate in the program by submitting a signed Request for Systematic Disbursement application to us. You may obtain this form either through your registered representative or by calling the Service Center phone number listed below. You may request disbursements on either a monthly, quarterly, semi-annual or annual basis. You may also choose to take a specified number of disbursements or state a specified time period. Disbursements may be for a specified dollar amount or a percentage of Surrender Value.  We reserve the right to terminate the Program at any time and after giving you 30 days notice of our intent to terminate the Program.

In order to be eligible to participate in the Program your policy must qualify as follows:

•                  There must be a minimum of $25,000 Surrender Value in the policy.

•                  The policy must have reached its fifth policy anniversary.

•                  The policy must not be classified or become classified as a Modified Endowment Contract as defined by IRC section 7702A.

•                  The minimum systematic disbursement amount must be at least $100.

If you choose to participate in the Program then certain provisions applicable to the Withdrawals section of the prospectus which provides for “manual” withdrawals from the Policy are modified or changed as follows:

•                  You will only be charged a one-time fee for the Program at the time it is setup. The fee will be charged again if the Program terminates and you request that it be restarted.

•                  The fee that you will be charged will be the flat dollar amount for manual withdrawals as stated in the Withdrawals section of the prospectus(1).

•                  Withdrawals and loans made through the Program will be made “pro-rata”, that is, amounts to be withdrawn or moved to the General Account as loan

(1) Certain products may state that the withdrawal fee will be the lesser of a flat dollar amount or percentage of the withdrawal amount charged on each withdrawal.

collateral will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account less any Policy Debt, bears to the total Accumulation Value of the Policy, less any policy Debt. You will not be able to allocate disbursements among specified Divisions or the General Account.

•                  The minimum amounts for manual withdrawals are waived and the minimum amount for a withdrawal or loan under the Program will be $100.

•                  Disbursements under the Program will terminate when the Surrender Value reaches $25,000 at which time you may make “manual” withdrawals as permitted in the Withdrawals section of the prospectus.

•                  Participation in the Program may be terminated by you at any time by providing us with written notice at the address listed below. The Program will also terminate when the specified number of disbursements or time period for disbursements that you have selected has been reached.

When you choose to participate in the Program partial withdrawals or loans will have the same affect on the Policy’s Accumulation, Cash and Surrender Values as if they had been taken manually and as further described in the Withdrawals and Policy Loans sections of the prospectus (including, but not limited to, deduction of partial surrender charges on partial withdrawals). Partial withdrawals and loans taken through the Program will also affect the amounts payable as death benefits under the Policy as also described in the Withdrawals and Policy Loans sections of the prospectus. You are responsible for monitoring your policy’s Accumulation, Cash and Surrender Values to ensure that your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. Before participating in the Program you should consider whether automating the process of taking partial withdrawals or loans will increase the risk of your policy lapsing. You should also consider the tax ramifications of a lapse as discussed in the Tax Matters section of the prospectus.

If available in your policy, and under certain circumstances, the Overloan Protection Endorsement may prevent lapse of your policy where outstanding Policy Debt exceeds Cash Value. You should be aware that the IRS or Courts have not ruled on the tax consequences of the Overloan Protection Endorsement.  Before purchasing a Policy that includes the Overloan Protection Endorsement, you should note that if you elect to exercise the Overloan Protection Endorsement at any time during the policy’s life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance.  You should consult a tax advisor prior to exercising the Overloan Protection Endorsement to determine the tax consequences of such exercise.

The Lincoln National Life Insurance Company

Lincoln Life & Annuity Company of New York

One Granite Place

Concord, NH 03301

(800) 258-3648 x 5394

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE